Exhibit 99.1

FOR IMMEDIATE RELEASE

PERRIGO COMPANY ANNOUNCES DATE OF SPECIAL SHAREHOLDER MEETING IN

CONNECTION WITH ACQUISITION OF ELAN CORPORATION, PLC

Allegan, Mich. – October 9, 2013 – Perrigo Company (NYSE, TASE: PRGO) today announced that it has that it has scheduled a shareholder meeting for Monday, November 18, 2013 in connection with Perrigo’s proposed previously announced acquisition of Elan Corporation, plc (NYSE:ELN) (“Elan”).

Perrigo’s special meeting of shareholders will be held on November 18, 2013 at 10:00 a.m. at Perrigo’s headquarters at 490 Eastern Avenue in Allegan, Michigan. The meeting is being held to seek shareholder adoption of the transaction agreement and approval of the merger and related matters.

Holders of Perrigo common stock of record as at 5.00 p.m. Eastern Standard Time on October 15, 2013 will be entitled to attend and vote at the meeting.

The Company expects to begin mailing a joint proxy statement/prospectus to its shareholders in the coming days. The joint proxy statement/prospectus will provide information for shareholders, as well as instructions for shareholders on how to vote their shares.

About Perrigo

From its beginnings as a packager of generic home remedies in 1887, Allegan, Michigan-based Perrigo Company has grown to become a leading global provider of quality, affordable healthcare products. Perrigo develops, manufactures and distributes over-the-counter (OTC) and generic prescription (Rx) pharmaceuticals, infant formulas, nutritional products, animal health, dietary supplements and active pharmaceutical ingredients (API). The Company is the world’s largest manufacturer of OTC pharmaceutical products for the store brand market. The Company’s primary markets and locations of logistics operations have evolved over the years to include the United States, Israel, Mexico, the United Kingdom, India, China and Australia. Visit Perrigo on the Internet (http://www.perrigo.com).

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been and Will Be Filed with the SEC

A registration statement on Form S-4 has been filed with the SEC, which includes the joint proxy statement of Elan and Perrigo and that also constitutes a prospectus of Perrigo Company plc1 (“New Perrigo”). The registration statement was declared effective on October 9, 2013. Elan and Perrigo plan to mail to their respective stockholders or shareholders, as applicable, the definitive joint proxy statement/prospectus in connection with the transaction in the coming days. INVESTORS, STOCKHOLDERS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ELAN, PERRIGO, NEW PERRIGO, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC by Elan, Perrigo and New Perrigo through the website maintained by the SEC at www.sec.gov. In addition, copies of the joint proxy statement/prospectus and other documents filed with the SEC by New Perrigo and Perrigo will be available free of charge on Perrigo’s internet website at www.perrigo.com or by contacting Perrigo’s Investor Relations Department at +1-269-686-1709 and copies of the joint proxy statement/prospectus and other documents filed with the SEC by Elan will be available free of charge on Elan’s internet website at www.elan.com or by contacting Elan’s Investor Relations Department at +1-800-252-3526.

Participants in the Solicitation

Perrigo, Elan, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Elan is set forth in its Annual Report on Form 20-F for the fiscal year ended December 31, 2012, which was filed with the SEC on February 12, 2013, its Report on Form 6-K, which was filed with the SEC on February 28, 2013, its Report on Form 6-K, which was filed with the SEC on April 25, 2013 and its Report on Form 6-K, which was filed with the SEC on June 5, 2013. Information about the directors and executive officers of Perrigo is set forth in its Annual Report on Form 10-K for the fiscal year ended June 29, 2013, which was filed with the SEC on August 15, 2013, its Annual Report on Form 10-K/A for the fiscal year ended June

[1]	Currently named Perrigo Company Limited but expected to be re-registered as Perrigo Company plc prior to the consummation of the transaction.

29, 2013, which was filed with the SEC on August 28, 2013, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on September 26, 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus filed with the SEC and will be contained in other relevant materials to be filed with the SEC when they become available.

Cautionary Statement regarding Forward-Looking Statements

This announcement includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Perrigo, its expectations relating to the transactions contemplated by the Transaction Agreement between, Elan, Perrigo, Leopard Company, Habsont Limited and New Perrigo, dated July 228, 2013 (the “Transaction Agreement”), and Perrigo’s future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo’s management’s beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

Examples of such forward looking statements include, but are not limited to, statements about expected benefits and risks associated with the transactions contemplated by the Transaction Agreement, projections or expectations of profit attributable to shareholders, including estimated synergies, anticipated provisions or write-downs, economic profit, dividends, capital structure or any other financial items or rations; statements of plans, objectives or goals of Perrigo, New Perrigo, Elan or the combined business following the transactions contemplated by the Transaction Agreement; statements about the future trends in tax or interest rates, liquidity, foreign exchange rates, stock market levels and demographic trends and any impact that those matters may have on Perrigo, New Perrigo, Elan or the combined company following the transactions contemplated by the Transaction Agreement; statements concerning any future Irish, UK, US or other economic or regulatory environment or performance; statements about strategic goals, competition, regulation, regulatory approvals, dispositions and consolidation or technological developments in the healthcare and lifesciences industry; and statements of assumptions underlying such statements.

While Perrigo believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, New Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, New Perrigo’s and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended June 29, 2013, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo from time to time.

The forward looking statements in this announcement are made only as of the date hereof, and unless otherwise required by applicable securities laws, Perrigo disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

No Profit Forecast/Asset Valuation

No statement in this announcement is intended to constitute a profit forecast or asset valuation for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for either Perrigo, New Perrigo or Elan, as appropriate.

Irish Takeover Rules

The directors of Perrigo accept responsibility for the information contained in this communication, other than information relating to Elan, the directors of Elan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Perrigo (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1 per cent or more of any relevant securities in Elan or Perrigo may have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the transaction should be made only on the basis of the information contained in the joint proxy statement/prospectus or any document by which the transaction is made. Perrigo shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the joint proxy statement/prospectus has been dispatched.

Arthur J. Shannon, Vice President, Investor Relations and Global Communications

(269) 686-1709

E-mail: ajshannon@perrigo.com

Bradley Joseph, Senior Manager, Investor Relations and Global Communications

(269) 686-3373

E-mail: bradley.joseph@perrigo.com

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